UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 17, 2010

GOVERNMENT TRUST 2-F
(Exact name of registrant as specified in its charter)

Illinois	33-25441	36-6915817
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A.
(formerly J.P. Morgan Trust Company, N.A.), Trustee
2 North LaSalle Street, Suite 1020
Chicago, Illinois   60602
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code  (312) 827-8617

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

       Attached hereto as Exhibit 99.1 is the Report to Holders of Government Trust Certificates Class 2-F.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following Exhibit is filed as part of the Current Report on Form 8-K:

(99.1)  Report to Holders of Government Trust Certificates Class 2-F

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT TRUST 2-F

By:	The Bank of New York Mellon Trust Company, N.A.
(formerly J.P. Morgan Trust Company, N.A.),
not in its individual capacity but solely as
Trustee on behalf of the Trust 2-F

Date: May 20, 2010
By:	/s/ Lawrence M. Kusch
Lawrence M. Kusch
Vice President

EXHIBIT INDEX

Exhibit Number              Description

99.1          Report to Holders of Government Trust Certificates Class 2-F